Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2024
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net, consisted of the following:

	As of December 31,
	2023	2024
	RMB	RMB
Leasehold improvement	88,800	21,622
Buildings	42,327	54,200
Furniture	3,475	529
Office equipment	10,551	1,212
Total cost of property and equipment	145,153	77,563
Less: Accumulated depreciation	(79,811)	(10,950)
Impairment	(10,954)	(6,709)
Total	54,388	59,904